UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2024 (August 20, 2024)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 20, 2024, Sunnova TEP Holdings, LLC (the “TEPH Borrower”), a wholly owned subsidiary of Sunnova Energy International Inc. (the “Company”), entered into that certain Second Amendment to Second Amended and Restated Credit Agreement (the “TEPH Amendment”), which, among other things, amends that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as previously amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 14, 2024, the “TEPH Credit Agreement”), by and among the TEPH Borrower, as borrower, Sunnova TE Management, LLC, as facility administrator, Atlas Securitized Products Holdings, L.P., as administrative agent (the “Administrative Agent”), and the lenders and other financial institutions party thereto.

The TEPH Amendment amended the TEPH Credit Agreement to, among other things, modify certain eligibility criteria to allow for energy community, domestic content, and low-income community bonus investment tax credits (together “Approved Bonus Credits”). Domestic content and low-income community bonus credits will continue to require Lender’s reasonably satisfactory due diligence and the Administrative Agent’s prior consent when including such Approved Bonus Credits in a final true-up calculation or tax return for any subject tax equity fund.

The foregoing description of the TEPH Amendment is qualified in its entirety by reference to the full text of the TEPH Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1*
Second Amendment to Second Amended and Restated Credit Agreement, among Sunnova TEP Holdings, LLC, as borrower, Sunnova TE Management, LLC, as facility administrator, the lenders and funding agents party thereto and Atlas Securitized Products Holdings, L.P., as administrative agent, dated as of August 20, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and 601(b)(10). The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: August 22, 2024	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer